BRIDGEWAY FUNDS, INC.
Small-Cap Momentum Fund (BRSMX)
Supplement dated May 15, 2018 to the Prospectus dated October 31, 2017 and
Statement of Additional Information ("SAI") dated October 31, 2017, as Amended April 6, 2018
On February 8, 2018, the Board of Directors (the "Board") of Bridgeway Funds, Inc. considered and approved a proposal to liquidate and dissolve the Small-Cap Momentum Fund (the "Fund") pursuant to a Board-approved Plan of Liquidation and Dissolution. The Fund liquidated on May 14, 2018.  Accordingly, all references to the Fund are hereby deleted from the Prospectus and SAI.

Please retain this supplement for future reference.